EXHIBIT 10.7

CERTAIN IDENTIFIED INFORMATION MARKED BY [*] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED

Supplemental Agreement No. 21

to

Purchase Agreement No. 03791

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

THIS SUPPLEMENTAL AGREEMENT is entered into as of February 8, 2019 (Supplemental Agreement No. 21) by and between THE BOEING COMPANY (Boeing) and AIR LEASE CORPORATION (Customer).

WHEREAS, Boeing and Customer have entered into Purchase Agreement No. 03791 dated as of July 3, 2012 as amended and supplemented (Purchase Agreement) relating to the purchase and sale of Model 737-8 and 737-9 Aircraft; and

WHEREAS, Boeing and Customer have identified [*] as the lessee for two (2) [*]; and

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to incorporate 737-8 configurations for the following lessees: [*]; and

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to incorporate 737-9 configurations for the following lessees: [*]; and

WHEREAS, Boeing and Customer desire to amend [*]; and

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to [*]; and

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.          TABLE OF CONTENTS.

The Table of Contents is deleted in its entirety and replaced by a new Table of Contents, provided as Enclosure 1, and incorporated into the Purchase Agreement.   The new Table of Contents reflects the revisions set forth in this Supplemental Agreement No. 21.

HAZ-PA-03791	1	SA-21
BOEING PROPRIETARY

2.          TABLES.

a.        Table 1A is deleted in its entirety, replaced by a revised Table 1A provided hereto as Enclosure 2 and is incorporated into the Purchase Agreement by this reference. This new Table 1A reflects the identification of the applicable configurations in Exhibit A for certain Aircraft.

b.        Table 1B is deleted in its entirety, replaced by a revised Table 1B provided hereto as Enclosure 3 and is incorporated into the Purchase Agreement by this reference. This new Table 1B reflects the identification of the applicable configurations in Exhibit A for certain Aircraft.

c.        Table 1C is deleted in its entirety, replaced by a revised Table 1C provided hereto as Enclosure 4 and is incorporated into the Purchase Agreement by this reference. This new Table 1C reflects the identification of the applicable configurations in Exhibit A for certain Aircraft.

d.        Table 1D is deleted in its entirety, replaced by a revised Table 1D provided hereto as Enclosure 5 and is incorporated into the Purchase Agreement by this reference. This new Table 1D reflects the identification of the applicable configurations in Exhibit A for certain Aircraft.

3.          EXHIBITS.

a.        Exhibit A7, HAZ/[*] 737-8 Aircraft Configuration [*], provided as Enclosure 6 to this Supplemental Agreement No. 21, is incorporated into the Purchase Agreement. This Exhibit A7 defines the configuration for the 737-8 Aircraft to be leased to [*] in Table 1A.

b.        Exhibit A8, HAZ/[*] 737-8 Aircraft Configuration [*], provided as Enclosure 7 to this Supplemental Agreement No. 21, is incorporated into the Purchase Agreement. This Exhibit A8 defines the configuration for the 737-8 Aircraft to be leased to [*] in Table 1A.

c.        Exhibit A9, HAZ/[*] 737-8 Aircraft Configuration [*], provided as Enclosure 8 to this Supplemental Agreement No. 21, is incorporated into the Purchase Agreement. This Exhibit A9 defines the configuration for the 737-8 Aircraft to be leased to [*] in Table 1A.

d.        Exhibit A10, HAZ/[*] 737-8 Aircraft Configuration [*], provided as Enclosure 9 to this Supplemental Agreement No. 21, is incorporated into the Purchase Agreement. This Exhibit A10 defines the configuration for the 737-8 Aircraft to be leased to [*] in Table 1A.

e.        Exhibit A11, HAZ/[*] 737-8 Aircraft Configuration [*], provided as Enclosure 10 to this Supplemental Agreement No. 21, is incorporated into the Purchase Agreement. This Exhibit A11 defines the configuration for the 737-8 Aircraft to be leased to [*] in Table 1C.

f.         Exhibit A12, HAZ/[*] 737-8 Aircraft Configuration [*], provided as Enclosure 11 to this Supplemental Agreement No. 21, is incorporated into the Purchase Agreement. This Exhibit A12 defines the configuration for the 737-8 Aircraft to be leased to [*] in Table 1D.

g.        Exhibit A13, HAZ/[*] 737-9 Aircraft Configuration [*], provided as Enclosure 12 to this Supplemental Agreement No. 21, is incorporated into the Purchase Agreement.

HAZ-PA-03791	2	SA-21
BOEING PROPRIETARY

This Exhibit A13 defines the configuration for the 737-9 Aircraft to be leased to [*],  [*], and the two 737-9 Aircraft [*].

h.        Exhibit A14, HAZ/[*] 737-9 Aircraft Configuration [*], provided as Enclosure 13 to this Supplemental Agreement No. 21, is incorporated into the Purchase Agreement. This Exhibit A14 defines the configuration for the 737-9 Aircraft to be leased to [*] in Table 1B.

i.         Exhibit A15, HAZ 737-8 [*] Aircraft Configuration [*], provided as Enclosure 14 to this Supplemental Agreement No. 21, is incorporated into the Purchase Agreement. This Exhibit A15 defines the [*] configuration for the 737-8 Aircraft.

j.         Exhibit A16, HAZ 737-9 [*] Aircraft Configuration [*], provided as Enclosure 15 to this Supplemental Agreement No. 21, is incorporated into the Purchase Agreement. This Exhibit A16 defines the [*] configuration for the 737-9 Aircraft.

4.          MISCELLANEOUS.

All terms used but not defined in this Supplemental Agreement No. 21 will have the same meaning as the Purchase Agreement.

The Purchase Agreement will be deemed to be amended to the extent herein provided and as so amended will continue in full force and effect.  The terms of this Supplemental Agreement No. 21 will expire if not executed by February 8, 2019.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		AIR LEASE CORPORATION

/s/ Michael Lombardi		/s/ John Poerschke

By:	Michael Lombardi	By:	John Poerschke

Its:	Attorney‑In‑Fact	Its:	EVP - ALC

Attachments

HAZ-PA-03791	3	SA-21
BOEING PROPRIETARY

Enclosure 1

ARTICLES		SA No.
Article 1.	Quantity, Model and Description	SA-4
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLES
1A	737-8 Block A Aircraft Information Table [*]	SA-21
1B	737-9 Block B Aircraft Information Table [*]	SA-21
1C	737-8 Block C Aircraft Information Table [*]	SA-21
1D	737-8 Block D Aircraft Information Table [*]	SA-21
1E	737-8 Block E Aircraft Information Table [*]	SA-14
1F	737-7 Block F Aircraft Information Table [*]	SA-14
1G	737-8 Block G Aircraft Information Table [*]	SA-18
1H1	737-8 Block H1 Aircraft Information Table [*]	SA-18
1H2	737-8 Block H2 Aircraft Information Table [*]	SA-18
1H3	737-8 Block H3 Aircraft Information Table [*]	SA-18
1H4	737-8 Block H4 Aircraft Information Table [*]	SA-18

EXHIBITS
A1	HAZ/[*] 737-8 Aircraft Configuration	SA-16
A2	HAZ/[*] 737-8 Aircraft Configuration	SA-16
A3	HAZ/[*] 737-8 Aircraft Configuration	SA-16
A4	HAZ/[*] 737-8 Aircraft Configuration	SA-16
A5	HAZ/[*] 737-8 Aircraft Configuration	SA-16
A6	HAZ/[*] 737-9 Aircraft Configuration	SA-19
A7	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A8	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A9	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21

HAZ-PA-03791	i	SA-21
BOEING PROPRIETARY

Enclosure 1

A10	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A11	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A12	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A13	HAZ/[*] 737-9 Aircraft Configuration [*]	SA-21
A14	HAZ/[*] 737-9 Aircraft Configuration [*]	SA-21
A15	HAZ 737-8 [*] Aircraft Configuration [*]	SA-21
A16	HAZ 737-9 [*] Aircraft Configuration [*]	SA-21
B	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1	Escalation Adjustment - Airframe and Optional Features
BFE1	BFE Variables	SA-9
CS1	Customer Support Variables
EE1	[*], Engine Warranty and Patent Indemnity
SLP1	Service Life Policy Components

LETTER AGREEMENTS		SA No.
LA-1208077	AGTA Matters
LA-1208078R6	Advance Payment Matters	SA-18
LA-1208079R2	[*]	SA-18
LA-1208080	Assignment of Customer’s Interest to a Subsidiary or Affiliate
LA-1208081	Other Matters
LA-1208082	Demonstration Flight Waiver
LA-1208083R4	[*]	SA-17
LA-1208084	Leasing Matters
LA-1208085	Liquidated Damages for Non-Excusable Delay
LA-1208086	Loading of Customer Software
LA-1208087R1	Open Matters for 737-8 and 737-9 Aircraft	SA-4
LA-1208088	Performance Matters

HAZ-PA-03791	ii	SA-21
BOEING PROPRIETARY

Enclosure 1

LETTER AGREEMENTS		SA No.
~~LA-1208089R1~~	[*]	SA-4

LA-1208090R8	Special Matters for 737-8 and 737-9 Aircraft	SA-18
LA-1208091	AGTA Term Revisions for 737-8 and 737-9 Aircraft
LA-1208092	[*]
LA-1208958	[*]
~~LA-1208963~~	[*]	SA-4

LA-1209052	[*]
~~LA-1300032~~	[*]	SA-4

~~LA-1400773~~	[*]	SA-4

~~LA-1401489~~	[*]	SA-4

LA-1701519	Special Matters Related to [*]	SA-10
LA-1701714	Special Matters for 737-7 Aircraft	SA-14
LA-1704831	Special Matters Relating to [*]	SA-14
LA-1704362	[*]	SA-15
LA-1805016	[*]	SA-18
LA-1805303	[*]	SA-18

HAZ-PA-03791	iii	SA-21
BOEING PROPRIETARY

Table 1A	Enclosure 2
to Purchase Agreement No. PA-03791 737-8 Block A [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:			737-8	181200 pounds		Detail Specification:			D019A007-B (5/18/2012)
Engine Model/Thrust:			CFM-LEAP-1B	0 pounds		Airframe Price Base Year/Escalation Formula:			[*]	[*]
Airframe Price:				[*]		Engine Price Base Year/Escalation Formula:			[*]	[*]
Optional Features:				[*]
Sub-Total of Airframe and Features:				[*]		Airframe Escalation Data:
Engine Price (Per Aircraft):				[*]		Base Year Index (ECI):			[*]
Aircraft Basic Price (Excluding BFE/SPE):				[*]		Base Year Index (CPI):			[*]
Buyer Furnished Equipment (BFE) Estimate:				[*]
Seller Purchased Equipment (SPE) Estimate:				[*]

Refundable Deposit/Aircraft at Proposal Accept:				[*]

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2018	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

SA-21
HAZ-PA-03791 60521, 63035	Boeing Proprietary	Page 1 of 5

Table 1A	Enclosure 2
to Purchase Agreement No. PA-03791 737-8 Block A [*] Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

SA-21
HAZ-PA-03791 60521, 63035	Boeing Proprietary	Page 2 of 5

Table 1A	Enclosure 2
to Purchase Agreement No. PA-03791 737-8 Block A [*] Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]

SA-21
HAZ-PA-03791 60521, 63035	Boeing Proprietary	Page 3 of 5

Table 1A	Enclosure 2
to Purchase Agreement No. PA-03791 737-8 Block A [*] Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	3	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	3	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	3	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]

SA-21
HAZ-PA-03791 60521, 63035	Boeing Proprietary	Page 4 of 5

Table 1A	Enclosure 2
to Purchase Agreement No. PA-03791 737-8 Block A [*] Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2022			[*]			[*]	[*]	[*]	[*]	[*]
Total:	83

[*]

Manufacturer serial number is subject to change due to production changes.

SA-21
HAZ-PA-03791 60521, 63035	Boeing Proprietary	Page 5 of 5

Table 1B	Enclosure 3
to Purchase Agreement No. PA-03791 737-9 Block B [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:			737-9	194700 pounds		Detail Specification:			D019A007-B (5/18/2012)
Engine Model/Thrust:			CFM-LEAP-1B	0 pounds		Airframe Price Base Year/Escalation Formula:			[*]	[*]
Airframe Price:				[*]		Engine Price Base Year/Escalation Formula:			[*]	[*]
Optional Features:				[*]
Sub-Total of Airframe and Features:				[*]		Airframe Escalation Data:
Engine Price (Per Aircraft):				[*]		Base Year Index (ECI):			[*]
Aircraft Basic Price (Excluding BFE/SPE):				[*]		Base Year Index (CPI):			[*]
Buyer Furnished Equipment (BFE) Estimate:				[*]
Seller Purchased Equipment (SPE) Estimate:				[*]

Refundable Deposit/Aircraft at Proposal Accept:				[*]

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2019	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

SA-21
HAZ-PA-03791 60522-1F.TXT	Boeing Proprietary	Page 1 of 3

Table 1B	Enclosure 3
to Purchase Agreement No. PA-03791 737-9 Block B [*] Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]

SA-21
HAZ-PA-03791 60522-1F.TXT	Boeing Proprietary	Page 2 of 3

Table 1B	Enclosure 3
to Purchase Agreement No. PA-03791 737-9 Block B [*] Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2022			[*]			[*]	[*]	[*]	[*]	[*]
Total:	21

[*]

Manufacturer serial number is subject to change due to production changes.

SA-21
HAZ-PA-03791 60522-1F.TXT	Boeing Proprietary	Page 3 of 3

Table 1C	Enclosure 4
to Purchase Agreement No. PA-03791 737-8 Block C [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:			737-8	181,200 pounds		Detail Specification:			D019A008-J (1/16/2015)
Engine Model/Thrust:			CFMLEAP-1B25	25,000 pounds		Airframe Price Base Year/Escalation Formula:			[*]	[*]
Airframe Price:				[*]		Engine Price Base Year/Escalation Formula:			[*]	[*]
Estimated Optional Features:				[*]
Sub-Total of Airframe and Features:				[*]		Airframe Escalation Data:
Engine Price (Per Aircraft):				[*]		Base Year Index (ECI):			[*]
Aircraft Basic Price (Excluding BFE/SPE):				[*]		Base Year Index (CPI):			[*]
Buyer Furnished Equipment (BFE) Estimate:				[*]
Seller Purchased Equipment (SPE) Estimate:				[*]

Refundable Deposit/Aircraft at Proposal Accept:				[*]

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2019	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

SA-21
HAZ-PA-03791 73166-1F.TXT	Boeing Proprietary	Page 1 of 2

Table 1C	Enclosure 4
to Purchase Agreement No. PA-03791 737-8 Block C [*] Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2022			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	8

[*]

*  Manufacturer serial number is subject to change due to production changes.

[*]

SA-21
HAZ-PA-03791 73166-1F.TXT	Boeing Proprietary	Page 2 of 2

Table 1D	Enclosure 5
to Purchase Agreement No. PA-03791 737-8 Block D [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:			737-8	181200 pounds		Detail Specification:			D019A008-L (10/5/2015)
Engine Model/Thrust:			CFMLEAP-1B25	25000 pounds		Airframe Price Base Year/Escalation Formula:			[*]	[*]
Airframe Price:				[*]		Engine Price Base Year/Escalation Formula:			[*]	[*]
Optional Features:				[*]
Sub-Total of Airframe and Features:				[*]		Airframe Escalation Data:
Engine Price (Per Aircraft):				[*]		Base Year Index (ECI):			[*]
Aircraft Basic Price (Excluding BFE/SPE):				[*]		Base Year Index (CPI):			[*]
Buyer Furnished Equipment (BFE) Estimate:				[*]
Seller Purchased Equipment (SPE) Estimate:				[*]

Refundable Deposit/Aircraft at Proposal Accept:				[*]

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2017	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2021			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	6

[*]

Manufacturer serial number is subject to change due to production changes.

SA-21
HAZ-PA-03791 85773-1F.TXT	Boeing Proprietary	Page 1

Enclosure 6

HAZ/[*] 737-8 AIRCRAFT CONFIGURATION [*]

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A7

to Purchase Agreement Number PA-03791

HAZ-PA-03791-EXA7		EXA Page 1
BOEING PROPRIETARY

Enclosure 6

Exhibit A7

AIRCRAFT CONFIGURATION

Dated   February 8  , 2019

relating to

BOEING MODEL 737-8 AIRCRAFT

The Detail Specification is [*].  The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A.  Such Detail Specification will be comprised of Boeing Configuration Specification [*]. Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect [*].

HAZ-PA-03791-EXA7		EXA Page 2
BOEING PROPRIETARY

Boeing Proprietary	Enclosure 6

Exhibit A7 To
Boeing Purchase Agreement

Customer:	HAZ-Air Lease Corporation [*]
Model:	737-8
Base Date:	[*]

[*]

PA No. 3791	Exhibit A7	Page: 1 of 1

Enclosure 7

HAZ/[*] 737-8 AIRCRAFT CONFIGURATION [*]

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A8

to Purchase Agreement Number PA-03791

HAZ-PA-03791-EXA8		EXA Page 1
BOEING PROPRIETARY

Enclosure 7

Exhibit A8

AIRCRAFT CONFIGURATION

Dated   February 8  , 2019

relating to

BOEING MODEL 737-8 AIRCRAFT

The Detail Specification is [*].  The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A.  Such Detail Specification will be comprised of Boeing Configuration Specification [*]. Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect [*].

HAZ-PA-03791-EXA8		EXA Page 2
BOEING PROPRIETARY

Boeing Proprietary	Enclosure 7

Exhibit A8 To
Boeing Purchase Agreement

Customer:	HAZ-Air Lease Corporation [*]
Model:	737-8
Base Date:	[*]

[*]

PA No. 3791	Exhibit A8	Page: 1 of 1

Enclosure 8

HAZ/[*] 737-8 AIRCRAFT CONFIGURATION [*]

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A9

to Purchase Agreement Number PA-03791

HAZ-PA-03791-EXA9		EXA Page 1
BOEING PROPRIETARY

Enclosure 8

Exhibit A9

AIRCRAFT CONFIGURATION

Dated   February 8  , 2019

relating to

BOEING MODEL 737-8 AIRCRAFT

The Detail Specification is [*].  The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A.  Such Detail Specification will be comprised of Boeing Configuration Specification [*]. Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect [*].

HAZ-PA-03791-EXA9		EXA Page 2
BOEING PROPRIETARY

Boeing Proprietary	Enclosure 8

Exhibit A9 To
Boeing Purchase Agreement
Customer:	HAZ [*]
Model:	737-8
Base Date:	[*]

[*]

PA No. 3791	Exhibit A9	Page: 1 of 1

Enclosure 9

HAZ/[*] 737-8 AIRCRAFT CONFIGURATION [*]

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A10

to Purchase Agreement Number PA-03791

HAZ-PA-03791-EXA10		EXA Page 1
BOEING PROPRIETARY

Enclosure 9

Exhibit A10

AIRCRAFT CONFIGURATION

Dated   February 8  , 2019

relating to

BOEING MODEL 737-8 AIRCRAFT

The Detail Specification is [*].  The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A.  Such Detail Specification will be comprised of Boeing Configuration Specification [*]. Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect [*].

HAZ-PA-03791-EXA10		EXA Page 2
BOEING PROPRIETARY

Boeing Proprietary	Enclosure 9

Exhibit A10 To
Boeing Purchase Agreement
Customer:	HAZ-Air Lease Corporation [*]
Model:	737-8
Base Date:	[*]

[*]

PA No. 3791	Exhibit A10	Page: 1 of 1

Enclosure 10

HAZ/[*] 737-8 AIRCRAFT CONFIGURATION [*]

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A11

to Purchase Agreement Number PA-03791

HAZ-PA-03791-EXA11		EXA Page 1
BOEING PROPRIETARY

Enclosure 10

Exhibit A11

AIRCRAFT CONFIGURATION

Dated   February 8  , 2019

relating to

BOEING MODEL 737-8 AIRCRAFT

The Detail Specification is [*].  The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A.  Such Detail Specification will be comprised of Boeing Configuration Specification [*]. Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect [*].

HAZ-PA-03791-EXA11		EXA Page 2
BOEING PROPRIETARY

Boeing Proprietary	Enclosure 10

Exhibit A11 To
Boeing Purchase Agreement
Customer:	HAZ-Air Lease Corporation [*]
Model:	737-8
Base Date:	[*]

[*]

PA No. 3791	Exhibit A11	Page: 1 of 1

Enclosure 11

HAZ/[*] 737-8 AIRCRAFT CONFIGURATION [*]

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A12

to Purchase Agreement Number PA-03791

HAZ-PA-03791-EXA12		EXA Page 1
BOEING PROPRIETARY

Enclosure 11

Exhibit A12

AIRCRAFT CONFIGURATION

Dated   February 8  , 2019

relating to

BOEING MODEL 737-8 AIRCRAFT

The Detail Specification is [*].  The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A.  Such Detail Specification will be comprised of Boeing Configuration Specification [*]. Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect [*].

HAZ-PA-03791-EXA12		EXA Page 2
BOEING PROPRIETARY

Boeing Proprietary	Enclosure 11

Exhibit A12 To
Boeing Purchase Agreement
Customer:	HAZ-Air Lease Corporation [*]
Model:	737-8
Base Date:	[*]

[*]

PA No. 3791	Exhibit A12	Page: 1 of 1

Enclosure 12

HAZ/[*] 737-9 AIRCRAFT CONFIGURATION [*]

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A13

to Purchase Agreement Number PA-03791

HAZ-PA-03791-EXA13		EXA Page 1
BOEING PROPRIETARY

Enclosure 12

Exhibit A13

AIRCRAFT CONFIGURATION

Dated   February 8  , 2019

relating to

BOEING MODEL 737-9 AIRCRAFT

The Detail Specification is [*].  The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A.  Such Detail Specification will be comprised of Boeing Configuration Specification [*]. Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect [*].

HAZ-PA-03791-EXA13		EXA Page 2
BOEING PROPRIETARY

Boeing Proprietary	Enclosure 12

Exhibit A13 To
Boeing Purchase Agreement
Customer Log:	[*]
Customer:	[*]
Model:	737-9
Base Date:	[*]

[*]

PA No. 3791	Exhibit A13	Page: 1 of 1

Enclosure 13

HAZ/[*] 737-9 AIRCRAFT CONFIGURATION [*]

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A14

to Purchase Agreement Number PA-03791

HAZ-PA-03791-EXA14		EXA Page 1
BOEING PROPRIETARY

Enclosure 13

Exhibit A14

AIRCRAFT CONFIGURATION

Dated   February 8  , 2019

relating to

BOEING MODEL 737-9 AIRCRAFT

The Detail Specification is [*].  The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A.  Such Detail Specification will be comprised of Boeing Configuration Specification [*]. Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect [*].

HAZ-PA-03791-EXA14		EXA Page 2
BOEING PROPRIETARY

Boeing Proprietary	Enclosure 13

Exhibit A14 To
Boeing Purchase Agreement
Customer:	HAZ-Air Lease Corporation [*]
Model:	737-9
Base Date:	[*]

[*]

PA No. 3791	Exhibit A14	Page: 1 of 1

Enclosure 14

HAZ  737-8 [*] AIRCRAFT CONFIGURATION [*]

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A15

to Purchase Agreement Number PA-03791

HAZ-PA-03791-EXA15		EXA Page 1
BOEING PROPRIETARY

Enclosure 14

Exhibit A15

AIRCRAFT CONFIGURATION

Dated   February 8  , 2019

relating to

BOEING MODEL 737-8 AIRCRAFT

The Detail Specification is [*].  The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A.  Such Detail Specification will be comprised of Boeing Configuration Specification [*]. Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect [*].

HAZ-PA-03791-EXA15		EXA Page 2
BOEING PROPRIETARY

Boeing Proprietary	Enclosure 14

Exhibit A15 To
Boeing Purchase Agreement

Customer Log:	[*]
Customer:	HAZ-Air Lease Corporation
Model:	737-8
Base Date:	[*]

[*]

PA No. 3791	Exhibit A15	Page: 1 of 1

Enclosure 15

HAZ  737-9 [*] AIRCRAFT CONFIGURATION [*]

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A16

to Purchase Agreement Number PA-03791

HAZ-PA-03791-EXA16		EXA Page 1
BOEING PROPRIETARY

Enclosure 15

Exhibit A16

AIRCRAFT CONFIGURATION

Dated   February 8  , 2019

relating to

BOEING MODEL 737-9 AIRCRAFT

The Detail Specification is [*].  The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A.  Such Detail Specification will be comprised of Boeing Configuration Specification [*]. Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect [*].

HAZ-PA-03791-EXA16		EXA Page 2
BOEING PROPRIETARY

Boeing Proprietary	Enclosure 15

Exhibit A16 To
Boeing Purchase Agreement

Customer Log:	[*]
Customer:	HAZ-Air Lease Corporation
Model:	737-9
Base Date:	[*]

[*]

PA No. 3791	Exhibit A16	Page: 1 of 1